FOR IMMEDIATE RELEASE

MERRIMAN CURHAN FORD ANNOUNCES FINANCIAL RESULTS
FOR THE SECOND QUARTER, ENDED JUNE 30, 2010 AND
RESULTS FROM ITS ANNUAL SHAREHOLDERS’ MEETING

Revenue from Core Business Improves by 21% over Second Quarter, 2009

SAN FRANCISCO – August 12, 2010 – Merriman Curhan Ford Group, Inc. (NASDAQ: MERR) today released earnings for the second quarter, 2010 and results from its annual shareholders’ meeting.

Second Quarter, Financial Highlights1

-
Revenue was $6.2 million, representing a growth of 21% over three months ended June 30, 2009, and $15.5 million for the six months ended June 30, 2010, representing a growth of 71% over six months ended June 30, 2009.

-	Commission revenue was $4.1 million, a 57% increase over three months ended June 30, 2009, and $7.4 million for the six months ended June 30, 2010, a 31% increase over six months ended June 30, 2009;

-
Investment banking revenue was $1.5 million, a 42% increase over three months ended June 30, 2009, and $7.6 million for the six months ended June 30, 2010, a 231% increase over six months ended June 30, 2009;

-
Principal transaction revenue had a gain of $383,000, comprised primarily of realized gains in the firm’s proprietary account, a 49% decrease over three months ended June 30, 2009, and a gain of $176,000 for the six months ended June 30, 2010, a 289% increase over six months ended June 30, 2009.

-
Net loss attributable to common shareholders of $2.6 million, or $0.19 per share, compared to a net loss of $563,000, or $0.04 per share, for three months ended June 30, 2009.  Net loss attributable to common shareholders of $2.4 million, or $0.18 per share, for the six months ended June 30, 2010, compared to a net loss of $2.5 million, or $0.20 per share, for six months ended June 30, 2009.

-	Client facing producers comprised 72% of employees at the end of the quarter.

“We are rebuilding the firm and increasing revenue despite a very tough market in the second quarter,” said Jon Merriman, co-founder and chief executive officer of Merriman Curhan Ford Group, Inc. “Our commission and investment banking revenues were up substantially, year over year, despite a quarter where major U.S. market indices showed double-digit percentage declines and the overall investment banking environment encountered the slowest June since 1995.  We continue to re-invest in our team, which, in the second quarter, contributed to a higher percentage of revenue going toward total compensation and benefits, and a loss for the quarter. It’s a difficult environment, and we are cognizant of aggressively managing costs while also ramping production.”

[1]
Revenue and net income/loss related to Institutional Cash Distributors (ICD) have been reclassified as discontinued operations for the three and six months ended June 30, 2010 and June 30, 2009. As of December 31, 2009 and June 30, 2010, there were no assets or liabilities held for sale by the company that related to ICD that were included in the company’s consolidated statements of financial condition.

Use of Non-GAAP Financial Information

Merriman Curhan Ford Group, Inc.’s management believes that certain non-GAAP financial measures, when taken together with the corresponding consolidated GAAP measures, provide incremental insight into the underlying factors and trends affecting both Merriman Curhan Ford Group, Inc.’s performance and its cash generating potential. Management believes that these non-GAAP measures increase the transparency of the company's current results and enable investors to more fully understand trends in its current and future performance.

Thus, in addition to the financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures that we believe are helpful in understanding our financial performance. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations." Management regularly uses these supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods.

Annual Shareholders’ Meeting Results

On August 10, 2010, shareholders approved the adoption of an amendment to the company’s Amended Certificate of Incorporation changing the company’s name from Merriman Curhan Ford Group, Inc. to Merriman Holdings, Inc.  The company also intends to change the name of its subsidiary Merriman Curhan Ford & Co. to Merriman & Co.  The change in name will become effective on August 16, 2010.

Additionally, shareholders voted to approve the amendment to the company’s Amended Certificate of Incorporation to affect a one-for-seven reverse stock split.  The reverse stock split will become effective on August 16, 2010.  Pursuant to the reverse stock split, each seven shares of authorized and outstanding common stock will be reclassified and combined into one share of new common stock.  Upon the effectiveness of the reverse stock split, seven shares of Series D Convertible Preferred Stock will be convertible into one share of common stock of the company.

Conference Call for the Second Quarter 2010 Results

Following this announcement, Merriman’s management will host a teleconference call beginning at 2 PM (PT) / 5 PM (ET) today, Thursday, August 12, 2010, to discuss the results and related matters.  Interested listeners and participants may access the live teleconference call by dialing (877) 941-8632 or may access the live Web broadcast at www.mcfco.com.

About Merriman Curhan Ford

Merriman Curhan Ford (NASDAQ: MERR) is a financial services firm focused on fast-growing companies and the institutions that invest in them. The company offers high-quality investment banking, equity research, institutional services and corporate & venture services, and specializes in three growth industry sectors: Technology, CleanTech and Consumer, Media & Internet. For more information, please go to www.mcfco.com.

Note to Investors

This press release contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties. This release does not constitute an offer to sell or a solicitation of offers to buy any securities of the Company. Forward-looking statements in this release are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our Form 10-K/A filed on April 30, 2010. Forward-looking statements include statements regarding our expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate,” believe," "could," "estimate," "expect," "intend," "may," "should," and "would" or similar words. We assume no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise. The Form 10-K/A filed on April 30, 2010 and the Form 10-Q filed on August 12, 2010, together with this press release and the financial information contained herein, are available on our website, www.mcfco.com. Please click on "Investor Relations."

*  *  *
At the Company:
Peter Coleman
Chief Financial Officer
Merriman Curhan Ford Group, Inc.
(415) 248-5640

MERRIMAN CURHAN FORD GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

FOR IMMEDIATE RELEASE	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Revenue:
Commissions	$4,136,074	$2,636,964	$7,442,727	$5,681,015
Principal transactions	382,942	749,327	176,161	(93,210)
Investment banking	1,515,637	1,067,450	7,562,310	2,283,867
Advisory and other	124,968	647,867	364,341	1,206,680

Total revenue	6,159,621	5,101,608	15,545,539	9,078,352

Operating expenses:
Compensation and benefits	5,042,126	3,514,595	10,598,377	7,164,060
Brokerage and clearing fees	333,081	253,769	770,171	551,798
Professional services	476,012	456,957	738,561	1,222,140
Occupancy and equipment	497,237	479,566	971,840	1,038,446
Communications and technology	544,403	650,626	1,086,476	1,328,383
Depreciation and amortization	100,363	115,749	202,854	262,991
Travel and entertainment	353,061	171,124	651,569	250,254
Legal services and litigation settlement expense	691,480	449,639	1,012,592	778,612
Cost of underwriting capital	230,000	-	960,576	-
Other	385,423	461,035	713,349	1,097,533

Total operating expenses	8,653,186	6,553,060	17,706,365	13,694,217

Operating loss	(2,493,565)	(1,451,452)	(2,160,826)	(4,615,865)

Other income	29,319	800,000	29,319	2,000,000
Interest income	3,132	2,679	6,467	9,166
Interest expense	(17,776)	(28,459)	(32,696)	(43,823)

Loss from continuing operations before income taxes	(2,478,890)	(677,232)	(2,157,736)	(2,650,522)

Income tax expense	(13,723)	(1,984)	(29,017)	(5,200)

Loss from continuing operations	(2,492,613)	(679,216)	(2,186,753)	(2,655,722)

Income from discontinued operations	60,617	116,476	95,104	169,095

Net loss	$(2,431,996)	$(562,740)	$(2,091,649)	$(2,486,627)
Preferred stock cash dividend	(147,900)	-	(299,700)	-

Net loss attributable to common shareholders	$(2,579,896)	$(562,740)	$(2,391,349)	$(2,486,627)

Basic net income (loss) per share:
Loss from continuing operations	$(0.18)	$(0.05)	$(0.17)	$(0.21)
Income from discontinued operations	-	0.01	0.01	0.01

Net loss	$(0.18)	$(0.04)	$(0.16)	$(0.20)

Net loss attributable to common shareholders	$(0.19)	$(0.04)	$(0.18)	$(0.20)

Diluted net income (loss) per share:
Loss from continuing operations	$(0.18)	$(0.05)	$(0.17)	$(0.21)
Income from discontinued operations	-	0.01	0.01	0.01

Net loss	$(0.18)	$(0.04)	$(0.16)	$(0.20)

Net loss attributable to common shareholders	$(0.19)	$(0.04)	$(0.18)	$(0.20)

Weighted average number of common shares:
Basic	13,631,208	12,510,805	13,197,487	12,549,477
Diluted	13,631,208	12,510,805	13,197,487	12,549,477

The accompanying notes are an integral part of these financial statements.

MERRIMAN CURHAN FORD GROUP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(unaudited)

ASSETS	June 30,	December 31,
	2010	2009

Cash and cash equivalents	$3,907,094	$5,656,750
Securities owned:
Marketable, at fair value	3,409,272	4,728,940
Not readily marketable, at estimated fair value	1,175,017	272,463
Other	62,682	67,448
Restricted cash	1,072,086	1,072,086
Due from clearing broker	124,936	2,546,581
Accounts receivable, net	1,331,063	470,992
Prepaid expenses and other assets	1,343,752	801,946
Equipment and fixtures, net	318,257	506,535

Total assets	$12,744,159	$16,123,741

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	$256,880	$346,220
Commissions and bonus payable	2,610,068	4,133,924
Accrued expenses	2,683,783	2,755,831
Due to clearing and other brokers	5,376	7,185
Securities sold, not yet purchased	132,491	161,461
Deferred revenue	40,000	304,334
Capital lease obligation	261,213	397,958

Total liabilities	5,989,811	8,106,913

Stockholders’ equity:
Convertible preferred stock, Series A–$0.0001 par value; 2,000,000 shares authorized; 2,000,000 shares issued and 0 shares outstanding as of
June 30, 2010 and December 31, 2009; aggregate liquidation
preference of $0	-	-
Convertible preferred stock, Series B–$0.0001 par value; 12,500,000 shares authorized; 8,750,000 shares issued and 0 shares outstanding as of
June 30, 2010 and December 31, 2009; aggregate liquidation
preference of $0	-	-
Convertible preferred stock, Series C–$0.0001 par value; 14,200,000 shares authorized; 11,800,000 shares issued and 0 shares outstanding as of
June 30, 2010 and December 31, 2009; aggregate liquidation
preference of $0	-	-
Convertible preferred stock, Series D–$0.0001 par value; 24,000,000 shares authorized, 23,720,916 and 23,720,916 shares issued
and 22,697,662 and 23,720,916 shares outstanding as of
June 30, 2010 and December 31, 2009, respectively;
aggregate liquidation preference of $9,759,995 prior to conversion,
and pari passu with common stock on conversion	2,269	2,372
Common stock, $0.0001 par value; 300,000,000 shares authorized;
14,256,119 and 12,988,073 shares issued and 14,054,542 and
12,786,496 shares outstanding as of June 30, 2010 and
December 31, 2009, respectively	1,423	1,299
Additional paid-in capital	133,883,340	133,054,192
Treasury stock	(225,613)	(225,613)
Accumulated deficit	(126,907,071)	(124,815,422)

Total stockholders’ equity	6,754,348	8,016,828

Total liabilities and stockholders’ equity	$12,744,159	$16,123,741

MERRIMAN CURHAN FORD GROUP, INC.
GAAP to Non-GAAP Reconciliations
(unaudited)

	Three Months Ended
	June 30, 2010	June 30, 2009
Operating loss - U.S. GAAP as reported	$(2,493,565)	$(1,451,452)
Deprecation and amortization	100,363	115,749
Stock option expense	607,148	170,163
Legal and litigation settlement expense	264,403	310,575
Adjusted operating loss - non-GAAP	$(1,521,651)	$(854,965)

	Six Months Ended
	June 30, 2010	June 30, 2009
Operating loss - U.S. GAAP as reported	$(2,160,826)	$(4,615,865)
Deprecation and amortization	202,854	262,991
Stock option expense	834,780	259,779
Legal and litigation settlement expense	445,466	630,576
Adjusted operating loss - non-GAAP	$(677,726)	$(3,462,519)

Our non-GAAP financial measures include adjustments based on the following items:

Deprecation and amortization of equipment and fixtures: We have excluded the effect of deprecation and amortization of equipment and fixtures from our non-GAAP operating loss. Deprecation and amortization is a non-cash expense. Investors should note that our assets under equipment and fixtures were essential for generating revenues during the periods presented and will contribute to future period revenues as well.

Stock-based compensation expense: We have excluded the effect of stock-based compensation from our non-GAAP operating loss. Although stock-based compensation is a key incentive offered to our employees and consultants, we evaluate our business performance excluding stock-based compensation expense. Stock-based compensation expense will recur in future periods.

Legal and litigation settlement expense: We have excluded the effect of certain legal and litigation settlement expense from our non-GAAP operating loss. This expense is related to a number of lawsuits filed against Merriman Curhan Ford Group, Inc.’s wholly owned subsidiary, Merriman Curhan Ford & Co., including at least one which also names the parent company as the defendant, in connection with the actions of Willliam Del Biaggio III, a former customer of Merriman Curhan Ford & Co. and David Scott Cacchione, a former retail broker of Merriman Curhan Ford & Co. We believe expenses related to the above stated matters to be a non-core operating expense. We expect to have some of these expenses recur in future periods until all lawsuits are resolved.

These non-GAAP financial measures are not consistent with GAAP because they do not fully reflect expenses. The above-mentioned non-GAAP measures are generated by adjusting the related GAAP measures solely to reverse the effect of the above mentioned non-cash and/or non-core operating expenses. The Company uses these financial measures to provide additional insight into current operating and business trends not readily apparent from the GAAP results.

Management believes users of Merriman Curhan Ford Group, Inc.’s financial statements will benefit from greater transparency in referring to these non-GAAP financial measures when assessing the Company's operating results, as well as when forecasting and analyzing future periods. However, management recognizes that:

-	these non-GAAP financial measures are limited in their usefulness and should be considered only as a supplement to the Company's GAAP financial measures;
-	these non-GAAP financial measures should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP;
-	these non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the Company's GAAP financial measures;
-	these non-GAAP financial measures should not be considered to be superior to the Company's GAAP financial measures;
-
these non-GAAP financial measures were not prepared in accordance with GAAP and investors should not assume that the non-GAAP financial measures presented in this earnings release were prepared under a comprehensive set of rules or principles; and

-	management intends to continue to track and present these non-GAAP financial measures for future periods.

Further, these non-GAAP financial measures may be unique to Merriman Curhan Ford Group, Inc., as they may be different from non-GAAP financial measures used by other companies. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company's results to the results of other companies.